EXHIBIT 99.3
                                PROMISSORY NOTE

-----------  ---------  ----------  -------  ---------  ------- ------- --------
 Principal   Loan Date   Maturity   Loan No. Call/Coll  Account Officer Initials
$500,000.00   9-18-03   12-01-2004                                ***
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References  in the shaded  area are for  Lender's  use only and do not limit the applicability  of this document to any  particular  loan or item. Any item above containing "***" has been omitted due to text length limitations.
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Borrower:                                    Lender:
eGames, Inc. (TIN: 23-2694937)               Hudson United Bank
2000 Cabot Boulevard West, Suite 110         Commercial Lending
Langhorne, PA 19047                          Corporate Office
                                             1845 Walnut Street, 15th floor
                                             Philadelphia, PA 19103
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Principal Amount:               Initial Rate:                  Date of Note:
  $500,000.00                      4.500%                   September 18, 2003

PROMISE TO PAY. eGames, Inc. ("Borrower") promises to pay to Hudson United Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Five Hundred Thousand & 00/100 Dollars ($500,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan on demand, following an Event of Default, in which event payment in full is due immediately upon Lender's demand. If no such demand is made, Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on December 1, 2004. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning October 1, 2003, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Wall Street Journal Prime Rate of Interest, which is defined as the highest "Prime Rate" published in the "Money Rates" section of the Wall Street Journal (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 4.000% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 0.500 percentage points over the Index, resulting in an initial rate of 4.500% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Hudson United Bank, Loan Operations Department, 1000 MacArthur Blvd Mahwah, NJ 07430.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $20.00, whichever is greater.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 2.500 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law. If judgment is entered in connection with this Note, interest will continue to accrue on this Note after judgment at the interest rate applicable to this Note at the time judgment is entered.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

     Payment Default. Borrower fails to make any payment when due under this Note.

     Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower and such failure continues for a period of thirty (30) days following notice from Lender.

     Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower and with respect to any such involuntary proceeding, the same is not dismissed or otherwise discharged within ninety (90) days.

     Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

     Adverse Change. A material adverse change occurs in Borrower's financial condition.

     Cure Provisions. If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than thirty (30) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may, after giving such notices as required by applicable law, declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $32.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or as provided in this paragraph. All oral requests shall be confirmed in writing on the day of the request, on forms acceptable to Lender. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of their authority: Gerald W. Klein, President of eGames, Inc.; and Thomas W. Murphy, Chief Financial Officer of eGames, Inc. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower is in default under the terms of this Note or any agreement that Borrower has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; or (C) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.

FINANCIAL STATEMENTS. Borrower shall deliver to Lender annually, the following: (i) audited financial statements of Borrower, within 120 days after Borrower's fiscal year end; (ii) complete and signed copies of Borrower's federal and state tax returns, within 30 days after the date on which Borrower files such returns; and (iii) such other financial information as Lender may reasonably request from time to time. All financial statements shall be prepared by an independent public accounting firm approved by Lender, in accordance with generally accepted accounting principles applied on a consistent basis, and shall be certified as being true, accurate and complete. Such financial statements shall include all liabilities, including, without limitation, all indebtedness guaranteed. Failure to provide the foregoing financial statements shall constitute a default hereunder.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the non-exclusive jurisdiction of the courts of the State of New Jersey in any and all actions or proceedings arising hereunder or pursuant hereto.

BORROWER'S REPRESENTATIONS. Borrower represents and warrants to Lender, the following: (a) Borrower is not in default under any contract to which Borrower is a party, nor will the entering into of the loan evidenced by this Note constitute a default under any contract to which Borrower is a party; (b) There is no action or proceeding pending or threatened against or affecting Borrower, which, if adversely determined, would impair the validity or enforceability of this Note or any documents related hereto, or have a material adverse effect on the financial condition of Borrower or any guarantor; and (c) There has not been any material adverse change in any collateral securing this Note or in the financial condition of Borrower as reflected by any statements submitted to Lender between the date Borrower applied for the loan and the date hereof .

 USURY LIMITS. In the event that the interest provisions hereof or in any agreement related hereto, shall result in an effective rate of interest which, for any period of time, exceeds the limit of usury or other law applicable to the loan evidenced hereby, then Lender, at its sole discretion and without notice to Borrower may: (a) apply all sums in excess of those lawfully collectible as interest for the period in question toward repayment of outstanding principal immediately upon receipt of such moneys by Lender with the same force and effect as if Borrower had specifically designated such extra sums to be so applied to principal; or (b) reduce or limit the collection of any interest to such sums which shall not result in any payment of interest in excess of that lawfully collectible. Borrower agrees that in determining whether or not any interest payable under this Note exceeds the highest rate permitted by law, any non-principal payment, including without limitation late charges, shall be deemed, to the extent permitted by law, to be an expense, fee, premium or penalty, rather than interest.

ADDITIONAL PROVISIONS. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and they agree that the liability of each of them shall be joint and several, unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender. Borrower hereby waives and releases all errors, defects and imperfections in any proceedings instituted by Lender under the terms of this Note or any agreement related to this Note, as well as all benefit that might accrue to Borrower by virtue of any present or future laws exempting any property, real or personal, securing this Note, or any agreement related to this Note, or any part of the proceeds arising from any sale of such property, from attachment, levy or sale under execution, or providing for any stay of execution, homestead exemption, exemption from civil process, or extension of time for payment and Borrower agrees that any real or personal property that may be levied upon pursuant to a judgment obtained by virtue hereof, in any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order desired by Lender. Borrower consents to immediate execution of any judgment.

INTERPRETATION. In all cases where there is more than one Borrower, then all words used in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Note or when this Note is executed by more than one Borrower, the word "Borrower" shall mean all and any one or more of them. Caption headings in this Note are for convenience purposes only and are not to be used to interpret or define the provisions of this Note. If a court of competent jurisdiction finds any provision of this Note to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Note in all other respects shall remain valid and enforceable.

ACCOUNTS RECEIVABLE AND PAYABLE. Borrower covenants and agrees that it will furnish to Lender, within fifteen (15) days of the end of each calendar quarter;
(i) Borrower's Accounts Receivable Aging Report (the "Receivables Aging") showing the name of each client of Borrower, the balance due from the client to Borrower, and a further breakdown of how much of each client's balance due is between 0 and 30 days past due, 31 and 60 days past due, 61 and 90 days past due, 91-180 days past due and over 180 days past due; and (ii) Borrower's Accounts Payable Aging Report showing the total balance due from Borrower to each of its creditor, and a further breakdown of how much of Borrower's balance due is between 0 and 30 days past due, 31 and 60 days past due, 61 and 90 days past due, 91 and 180 days past due and over 180 days past due.

BORROWING BASE. Borrower shall be able to draw funds hereunder up to an amount equal to seventy-five percent (75%) of Borrower's Eligible Accounts Receivable. The term "Eligible Accounts Receivable" is defined as those eligible accounts of Borrower which are under ninety (90) days from the date of invoice, less applicable allowances for product returns, price markdowns or bad debts established by Borrower. If the outstanding principal balance of this Note at any time exceeds seventy-five percent (75%) of Borrower's Eligible Accounts Receivable, Borrower shall immediately pay down such principal balance to an amount equal to seventy-five percent (75%) of Borrower's Eligible Accounts Receivable.

LENDER'S LOAN FEES. In consideration for Lender holding itself ready, willing and able to extend the loan evidenced by this Note, Borrower has paid Lender a loan fee of $5,000.00, which represents 1.00% of the original amount of this Note. If Lender extends the maturity date of this Note beyond its stated maturity, Lender shall have the right, in its sole discretion to automatically assess a fee for the extension, which fee shall be same percentage as the original loan fee, pro-rated to account for the length of the extension.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: Hudson United Bank Loan Operations Department 1000 MacArthur Blvd Mahwah, NJ 07430

GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several. If any portion of this Note is for any reason determined to be unenforceable, it will not affect the enforceability of any other provisions of this Note.

CONFESSION OF JUDGMENT. BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, TO APPEAR AT ANY TIME FOR BORROWER AFTER A DEFAULT UNDER THIS NOTE AND WITH OR WITHOUT COMPLAINT FILED, CONFESS OR ENTER JUDGMENT AGAINST BORROWER FOR THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE AND ALL ACCRUED INTEREST, LATE CHARGES AND ANY AND ALL AMOUNTS EXPENDED OR ADVANCED BY LENDER RELATING TO ANY COLLATERAL SECURING THIS NOTE, TOGETHER WITH COSTS OF SUIT, AND AN ATTORNEY'S COMMISSION OF FIVE PERCENT (5%) OF THE UNPAID PRINCIPAL BALANCE AND ACCRUED INTEREST FOR COLLECTION, BUT IN ANY EVENT NOT LESS THAN FIVE HUNDRED DOLLARS ($500) ON WHICH JUDGMENT OR JUDGMENTS ONE OR MORE EXECUTIONS MAY ISSUE IMMEDIATELY; AND FOR SO DOING, THIS NOTE OR A COPY OF THIS NOTE VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. THE AUTHORITY GRANTED IN THIS NOTE TO CONFESS JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE OF THAT AUTHORITY, BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL AMOUNTS DUE UNDER THIS NOTE. BORROWER HEREBY WAIVES ANY RIGHT BORROWER MAY HAVE TO NOTICE OR TO A HEARING IN CONNECTION WITH ANY SUCH CONFESSION OF JUDGMENT AND STATES THAT EITHER A REPRESENTATIVE OF LENDER SPECIFICALLY CALLED THIS CONFESSION OF JUDGMENT PROVISION TO BORROWER'S ATTENTION OR BORROWER HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL.




PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

THIS NOTE IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS NOTE IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.


BORROWER:





EGAMES. INC.

By:/s/ Gerald W. Klein  (Seal)       By:/s/ Thomas W. Murphy (Seal)
   Gerald W. Klein,                     Thomas W. Murphy, Chief Financial
   President of eGames, Inc.            Officer of eGames, Inc.


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  LASER PRO Lending, Ver.5.21.00.003 Corp. Harland Solutions, Inc. 1997, 2003.
            All Rights Reserved. -PA M:\APPS\CFI\C40.FC TR-2129 PR-1